FROST FAMILY OF FUNDS

(the “Trust”)

Frost Value Equity Fund

(the “Fund”)

Supplement dated June 30, 2020 to the Fund’s Summary Prospectus dated November 28, 2019,

as supplemented on March 23, 2020 (the “Summary Prospectus”)

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

1.	The “Portfolio Manager” section of the Summary Prospectus is hereby deleted and replaced with the following in order to clarify the date as to when the portfolio manager of the Fund began managing the Fund:

Portfolio Manager

Tom Bergeron, CFA, Senior Research Analyst and Senior Fund Manager at Frost, has been a portfolio manager for the Fund since 2014. Mr. Bergeron is supported by a team of appropriately trained, qualified analysts and traders.

2.	The “Equity Risk” section under the “Principle Risks” section of the Summary Prospectus is hereby deleted and replaced with the following in order to add pandemic-related risk disclosure:

EQUITY RISK - Since it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles, and the value of the Fund’s equity securities may fluctuate drastically from day to day. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The prices of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Please retain this supplement for future reference.

FIA-SK-059-0100